UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number

811-02409

THE MEXICO FUND, INC.

(Exact name of registrant as specified in charter)

1775 I STREET, N.W.,

WASHINGTON, DC 20006-2401

(Address of principal executive offices) (Zip code)

José Luis Gómez Pimienta

77 ARISTOTELES STREET, 3RD FLOOR

POLANCO D.F. 11560 MEXICO

(Name and address of agent for service)

Copies to: Sander M. Bieber

Dechert LLP

1775 I STREET, N.W.,

WASHINGTON, DC 20006-2401

Registrant’s telephone number, including area code:            202-261-7941

Date of fiscal year end:    October 31, 2008

Date of reporting period:    April 30, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

A copy of the Registrant’s Semi-Annual Report to Stockholders for the period ending April 30, 2008 transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is provided below.

The Mexico Fund, Inc.

Directors:

Emilio Carrillo Gamboa — Chairman

Eugenio Clariond Reyes-Retana

José Luis Gómez Pimienta

Claudio X. González

Robert L. Knauss

Jaime Serra Puche

Marc J. Shapiro

Officers:

José Luis Gómez Pimienta — President

Alberto Osorio — Senior Vice President,

Treasurer and Chief Financial Officer

Samuel García-Cuéllar — Secretary

Carlos H. Woodworth — Corporate Governance

Vice President, Chief

Compliance Officer

Eduardo Solano — Investor Relations

Vice President

Sander M. Bieber — Assistant Secretary

Investment Adviser —

Impulsora del Fondo México, S.C.

Custodian —

BBVA Bancomer, S.A.

Comerica Bank

Transfer Agent and Registrar —

American Stock Transfer & Trust Company

Counsel —

Dechert LLP

Creel, García-Cuéllar, S.C.

Independent Registered Public

Accounting Firm —

PricewaterhouseCoopers LLP

This report, including the financial statements herein, is transmitted to stockholders of The Mexico Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report.

The Mexico Fund, Inc.

Semi Annual Report

April 30, 2008

www.themexicofund.com

The Mexico Fund, Inc.

Semi Annual Report

April 30, 2008

Highlights

•

The Fund’s first half of fiscal 2008 ended on April 30, 2008. This was a difficult period for world financial markets, which were affected by accelerating losses and declining valuations in the sub-prime mortgage and asset backed securities markets in the United States and some European countries, as well as by the rising prices of energy and food. The S&P500® index and the Dow Jones Industrials Average lost 10.6% and 8.0%, respectively.

•

The Mexican equity market and the Fund were also affected by these developments. During the six-month period ended April 30, 2008, the Fund’s market price and net asset value (NAV) per share registered total returns[1] of -10.07% and -8.35%, respectively.

•	At the end of this period, the discount between the Fund’s market price and NAV per share was 16.79%, compared with 11.77% at the end of fiscal 2007.

•

The Mexican equity market has experienced some gains since the end of April 2008, recognizing that until now the modest economic expansion in the United States has had a marginal impact in the Mexican economic activity. Mexico’s gross domestic product (GDP) increased 2.6% during the first quarter of 2008.

•	The Mexican country risk ended this period at 135 basis points, the lowest within Latin America.

The Mexico Fund, Inc. is a non-diversified closed-end management investment company with the investment objective of long-term capital appreciation through investments in securities, primarily equity, listed on the Mexican Stock Exchange. The Fund provides a vehicle to investors who wish to invest in Mexican companies through a managed non-diversified portfolio as part of their overall investment program.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

[1]	Performance figures include dividend distributions.

The Mexico Fund, Inc.

To Our Stockholders:

We present to you the Fund’s 2008 Semi Annual Report. The six-month period ended April 30, 2008 was a difficult one for world financial markets, which were affected by accelerating losses and declining valuations in the sub-prime mortgage and asset backed securities markets in the United States and some European countries, as well as by the rising prices of energy and food. During this six-month period, the S&P500® index declined 10.6% while the Dow Jones Industrials Average lost 8.0%. In this Report, we summarize the period’s most relevant economic and financial events, including market conditions in Mexico, and outline the Fund’s investment strategy and resulting performance. We hope you find this Report useful and informative.

Economic Environment

Domestic growth in Mexico supported Mexican economic activity, which was moderately affected by the modest rate of US economic growth. According to official sources, Mexico’s gross domestic product (GDP) increased 2.6% during the first quarter of 2008.2 Most sectors of the economy registered positive performances and only the primary sector, composed of agriculture, livestock and fishing and the mining industry, had negative rates of growth. Analysts surveyed by Banco de México, the Central Bank, during May 2008 estimate that the Mexican GDP will increase by approximately 2.6% during 2008 and 3.3% and 3.9% during 2009 and 2010, respectively.

According to information prepared by Banco de Mexico, for the year ended on June 15, 2008, the Mexican inflation rate amounted to 5.28%, similar to the level registered at the end of 2006. The

[2]

There were fewer business days in the first quarter of 2008 than in the first quarter of 2007 due to the Easter holidays which fell in March 2008. Excluding this adverse calendar effect, Mexico’s GDP increased 3.7% during the quarter.

Central Bank has recognized the existence of inflationary pressures coming mostly from high prices of commodities that will likely result in inflation levels above 5% for all of 2008. Accordingly, the Central Bank decided to tighten its monetary policy and on June 20, 2008 increased the reference interest rate from 7.30% to 7.75%. Analysts currently believe that Mexico’s inflation rate will be 4.39% this year and 3.58% and 3.45% during 2008 and 2009, respectively.

Domestic interest rates remained stable during this six-month period and the 28-day Cetes ended April 2008 at 7.44%. The Mexican government continues issuing 30-year bonds, denominated in pesos, at a fixed interest rate, which was 8.19% for the auction of May 19, 2008. Following the increase of the reference interest rate mentioned above, the interest rate paid by the 28-day Cetes increased to 7.74% on June 24, 2008. World wide country risks increased during this period as a consequence of the negative impact of the US sub-prime mortgage crisis. As a result, Mexico’s country risk, as measured by the spread between the yields of Mexican sovereign debt instruments denominated in dollars and traded abroad versus US Treasury bonds, increased from a minimum historical level of 70 basis points at the end of May 2007 to 137 basis points on June 20, 2008. However, Mexico’s country risk level is now the lowest for Latin America. Analysts estimate that domestic interest rates will be relatively stable during the rest of 2008 and 2009, and project that domestic 28-day Cetes (Treasury Bills) will be 7.37% and 7.10%, respectively, at the end of each year.

The Mexican peso continues to show signs of strength and stability. Some factors that explain this positive performance are the recent maximum historical levels of international oil prices, attractive domestic interest rates and the flow of dollars sent to Mexico by Mexicans living abroad and foreign investors. The exchange rate of the peso against the US dollar remained almost unchanged during this six-month period and ended at Ps. 10.5095 on April 30, 2008. During 2007, remittances sent to Mexico from Mexicans living abroad reached a level of $24 billion and since then they have registered marginal declines, mostly due to the reduction of the construction industry in the US. The Central Bank maintains a free-floating exchange rate policy, with only minor market interventions aimed at reducing the rate of growth of international currency reserves. Analysts estimate that the exchange rate will continue to be relatively stable, estimated at Ps. 10.79 and Ps. 11.09 at the end of 2008 and 2009, respectively.

The Mexican current account deficit amounted to $1.49 billion during the first quarter of 2008, 33.6% lower compared with the same period of 2007. Higher international oil prices contributed to this lower current account deficit. At the same time, Mexico’s capital account surplus increased 85.9% to $8.9 billion, as important increases in private sector debt placements abroad and foreign investment in money market instruments were registered during this period. The lower current account deficit and higher capital account surplus resulted in an important accumulation of international reserves at the central bank, which amounted to $83.7 billion at the end of March 2008.

Management Discussion of Fund’s Performance and Portfolio Strategy

Throughout the first half of fiscal 2008, the Mexican equity market was affected by the negative sentiment of international investors towards equity securities, which declined as a result of the US sub-prime mortgage crisis and its particular impact on the financial and construction sectors. The following table presents the performance of the Fund’s market price and NAV per share and relevant indices of the Mexican equity market during the six-month period.

November 1, 2007 – April 30, 2008
Mexico Fund[3]
NAV per share	-8.35%
Stock Price	-10.07%
Index
Bolsa – Medium and Small Cap Companies	-0.77%
Bolsa – IPC-60	-1.73%
Bolsa – IPC	-1.98%
IFCG Mexico	-3.39%
MSCI Mexico	-4.05%

The Fund’s five portfolio holdings that contributed the most to the decline and under performance relative to the indices of the Fund’s NAV per share during the first half of fiscal 2008 were: Axtel, a domestic provider of fixed telephone lines; América Móvil (AMX), a provider of mobile telecommunications services in Mexico and Latin America; Grupo México (Gmexico), a mining company; Empresas ICA (ICA), dedicated to infrastructure and construction; and Grupo Aeroportuario del Pacífico (GAP), operator of several Mexican airports. During this six-month period, the market prices of these five issuers decreased 27.8%, 5.7%, 16.9%, 12.9% and 22.1%, respectively. These five issuers explain 77.5% of the decline of the Fund’s NAV during this period. Since the end of this reporting period, the market prices of the five companies that affected the Fund’s performance have partially recovered and the Fund’s investment adviser continues to believe that their long-term potential remain attractive. On the positive side of Fund investments, Mexichem, a chemical company, and Kimberly-Clark de México, a provider of consumer products, produced favorable results for the Fund as their market prices increased 75.1% and 13.8% respectively.

Despite the difficult economic environment that prevailed in the United States during this period and the strong correlation of the US and Mexican economies, Mexican listed companies continued

[3]	Performance figures include dividend distributions.

reporting strong sales growth. However, the important increase in energy and other commodity prices have affected operating and net results. For the quarter ended March 31, 2008, compared with the same period of 2007, sales of listed companies increased 11.7%, EBITDA4 decreased 4.8% and net income fell 13.6%. The average price earnings ratio (PER) of the market increased from 17.86 times at the end of fiscal 2007, to 18.37 times at the end of April 2008 while the price to book value ratio decreased from 3.30 times to 3.27 times during the same period5.

[4]	EBITDA refers to earnings before interests, taxes, depreciation and amortization.
[5]	Source: Impulsora del Fondo México, S.C. with figures provided by the Mexican Stock Exchange.

As of April 30, 2008, the Fund had 19,052,935 shares outstanding, with total net assets of $781.9 million. The total number of Fund shares traded on the New York Stock Exchange during the first half of fiscal 2008 was 4.74 million shares.

The following chart shows the Fund’s portfolio composition by sector, expressed as a percentage of the Fund’s net assets, as of April 30, 2008. More detailed information about the Fund’s portfolio is available below in this report.

Portfolio Composition by Sector

Percentage of Net Assets,

April 30, 2008

Long-Term Performance

The following table presents the amount of capital the Fund has raised from and the amounts it has returned to stockholders since its initial public offering (IPO) in June 1981 until April 30, 2008:

Value Generated to Stockholders (million dollars)
Capital Raised from Stockholders
IPO	$112
Six Rights Offerings	736

Total	$848

Amounts Returned to Stockholders
Cash Dividends	$593
Open Market Repurchases	92
In-kind Repurchases	806

Total	$1,491
Plus: Net Assets as of April 30, 2008	782

Total	$2,273

Total Value Generated to Stockholders	$1,425

Discount Reduction Efforts

Discounts of closed-end funds generally increased during this six-month period as a consequence of investors’ reluctance towards equity investments and certain liquidity problems experienced by closed-end funds that issue auction preferred rate shares. The discount between the Fund’s market price and NAV ended April 30, 2008 at 16.8%, compared with 11.8% at the end of fiscal 2007. The Board of Directors closely analyzes and continues to monitor the Fund’s discount levels. In addition, as noted in the Fund’s 2007 Annual Report, the Fund has filed with the Securities and Exchange Commission (SEC) an application for exemptive relief to permit the Fund to distribute long-term capital gains more frequently than once a year. This exemption would allow the Fund to make long-term capital gains distributions to stockholders as often as monthly, in the form of a managed distribution policy (MDP). If the Fund’s application is approved by the SEC, and based upon information currently available, the Board of Directors intends to implement an MDP with quarterly distributions to stockholders equivalent to 12% per annum of the Fund’s net asset value per share.

Annual Meeting of Stockholders

The Fund held its annual stockholders’ meeting on March 5, 2008 at 1:00 p.m. New York City time at 30 Rockefeller Plaza, 23rd Floor, New York, New York. Fund stockholders re-elected Messrs. Emilio Carrillo Gamboa and Eugenio Clariond Reyes-Retana.

A total of 16,624,270 Fund shares were represented at the meeting, constituting a quorum of 82.9%. The results of the meeting were as follows.

Election of Directors

	For	% of Outstanding	% of Voted	Withheld	% of Outstanding	% of Voted
Emilio Carrillo Gamboa	11,590,035	57.8%	69.8%	5,034,236	25.1%	30.2%
Eugenio Clariond Reyes-Retana	11,528,917	57.5%	69.3%	5,095,352	25.4%	30.6%

Renewal of Investment Advisory and Management Agreement

On March 5, 2008, the Board of Directors (“Board”) of the Fund, including all independent Directors, approved the continuation of the Investment Advisory and Management Agreement (“Agreement”) with Impulsora del Fondo México, SC (“Impulsora”) based on its consideration of various factors, including (1) the nature, extent and quality of services provided by Impulsora to the Fund; (2) the investment performance of the Fund; (3) the costs and services provided, including a comparison of such costs to other comparable funds; (4) profits to be realized by Impulsora from its relationship with the Fund; and (5) the extent to which economies of scale have been realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund investors. In response to a specific request by the Independent Directors, Impulsora provided detailed information concerning the foregoing factors. The Board also evaluated information consisting of comparative figures of overall expenses, management and other fees, of a group of substantially similar funds. As discussed more fully below, the Board considered the Fund’s historical performance through the end of January 2008, as well as the Fund’s current advisory fee rate, which is one of the lowest in the closed-end fund industry. The Board determined that the fees payable to Impulsora were reasonable, especially in light of the quality of the services provided, as well as the level of advisory fees paid by comparable funds.

The following discussion is not intended to be all-inclusive. The Board reviewed a variety of factors and considered a significant amount of information, including information received on an ongoing basis at meetings of the Board and Board committees. In view of the broad scope and variety of these factors and information, the Board did not find it practicable, and did not make specific assessments of, quantify or otherwise assign relative weights to the specific factors in reaching their conclusions and determinations to approve the continuance of the investment Advisory and Management Agreement.

•

The nature, extent and quality of the advisory services provided. The Board concluded that Impulsora provides high quality services to the Fund, as indicated by the Fund’s competitive investment performance, including its performance as compared to the Mexican market indices, as well as against other listed funds that invest exclusively in Mexican securities. The Board further noted that Impulsora provides all facilities and services necessary to analyze, execute and maintain investments that are consistent with the Fund’s objectives, and has done so since the Fund’s inception in 1981.

•

The investment performance of the Fund. The Board determined that, throughout most of the history of the Fund, Impulsora has achieved competitive or superior investment performance relative to the leading Mexican equity indices and comparable funds. The Board also considered the efforts made by Impulsora to address the discount between the Fund’s net asset value and market price.

•

The costs of advisory services provided and the level of profitability. The Board reviewed the fees charged by Impulsora for investment advisory services, the gross revenues and pre-tax profits earned by Impulsora. On the basis of this information, the Board concluded that the level of investment advisory fees is appropriate in light of the management fees and that the overall expense ratios compared favorably to other similar funds and the anticipated profitability of the relationship between the Fund and Impulsora. Further, on the basis of comparative information supplied by Lipper Inc., the Board determined that the investment advisory fee of the Fund was competitive and lower than the weighted average of other comparable closed-end country funds. In addition, the Board reviewed itemized expenses incurred by some other world equity closed-end funds as compared to the Fund. The Board also reviewed the actual dollar amount of the fees payable under the Investment Advisory and Management Agreement, as well as the fee as a percentage of assets under management.

•

Whether the advisory fees reflect economies of scale and the extent to which economies of scale will be realized as the Fund grows. The Board determined that the investment advisory fees payable under the advisory arrangements already reflect potential future economies of scale through the existing fee structure, which includes the imposition of breakpoints as Fund assets increase, of 1.00% of average net assets for assets up to and including $200 million, 0.90% of average net assets in excess of $200 million and up to $400 million, and 0.60% of average net assets for assets in excess of $400 million.

•

Benefits to Impulsora from relationships with the Fund (and any corresponding benefit to the Fund). The Board determined that other benefits described by Impulsora are reasonable and fair, and are consistent with industry practice and the best interest of the Fund and its stockholders. In this regard, the Board specifically considered the benefits to Impulsora due to the fact that it also serves, and receives an additional fee from the Fund as administrator to the Fund. In addition, the Board considered the fact that Impulsora also receives $75,000 for each Fund repurchase offer (with such amount payable through an adjustment to the repurchase price paid to shareholders participating in the repurchase offer in order to reimburse the Fund for repurchase offer related expenses). With regard to brokerage, the Board noted that Impulsora does not utilize “soft dollar” arrangements. With regard to benefits to the Fund, the Board considered the fact that Impulsora has been able to obtain from Mexican brokerage houses, on behalf of the Fund, one of the lowest commission rates in Mexico.

Concentration Policy

The Fund has adopted a concentration policy that permits it to concentrate its investments in any industry or group of industries in the IPC Index (or any successor or comparable index as determined by the Board of Directors to be an appropriate measure of the Mexican market) if, at the time of investment, such industry represents 20% or more of the IPC Index; provided, however, that the Fund will not exceed the IPC Index concentration by more than 5%.

At the end of April 2008, the only industry group that represented 20% or more of the value of the securities included in the IPC Index was the communications industry group. This industry includes local, long-distance, and cellular telephone companies, as well as broadcast and media companies. Approximately 87.63% of this industry group is comprised of stocks of telecommunications companies. At the end of April 2008, 28.97% of the Fund’s net assets were invested in this industry group. This is compared with the communications industry group’s weighting of approximately 36.55% of the IPC Index. The Fund’s Investment Adviser will continue to evaluate the concentration in this industry and may choose not to concentrate in this industry group in the future or to concentrate in other industries subject to the concentration policy described above.

Periodic Repurchase Offer Authority

On March 6, 2002, the Fund announced the Board’s approval of a policy to conduct periodic in-kind repurchase offers at no less than 98% of NAV for up to 100% of the Fund’s outstanding shares. This policy is intended to provide additional liquidity to Fund shares and to reduce the discount at which Fund shares have been trading on the NYSE. Under this policy which was approved by stockholders and is the subject of exemptive relief granted by the Securities and Exchange Commission (SEC), the Fund offers to repurchase no less than five percent of the Fund’s outstanding shares each fiscal year, based on the number of shares outstanding at the beginning of the fiscal year. Repurchase offers are in-kind and conducted at least once each fiscal year, but not more frequently than quarterly, and are for between one and one hundred percent of the Fund’s outstanding shares. The Board can set or reset the periodic interval between repurchase offers at three, six or 12 months. The Board of Directors of the Fund has announced that the Fund’s next repurchase offer will occur during September 2008 for an amount not yet determined.

The repurchase offers are not part of a plan to liquidate the Fund. Stockholder participation in the repurchase offers is not mandatory as stockholders can continue to purchase and sell Fund shares in cash transactions on the NYSE. The Fund continues to provide a convenient professionally managed vehicle for investing in Mexico.

Proxy Voting

Information is available about how the Fund voted proxies during the twelve-month period ending

June 30, 2007, without charge, upon request, by calling collect Mr. Eduardo Solano, the Fund’s Investor Relations Vice President, and on the SEC’s website at www.sec.gov. The Fund’s and the Fund’s Investment Adviser’s proxy voting policies and procedures are on the Fund’s website, www.themexicofund.com under the heading “Corporate Governance”, the SEC’s website at www.sec.gov or are available without charge, upon request, by calling Mr. Eduardo Solano. Mr. Solano can be contacted at (+52 55) 5282-8900, during Mexico City business hours (10:00 am to 3:00 pm and 5:00 to 7:00 pm ET).

Investor Relations; Reports to Stockholders

The Fund’s website has the Fund’s market price and NAV per share on a same-day basis, the complete history of dividend distributions made by the Fund and a downloadable database containing the most important historical figures for the Fund. Documentation of the Fund’s most recent in-kind repurchase offer and rights offering are available at the website section titled “Corporate Actions”. The website section “Insiders’ Filings” provides direct hyperlinks to filings made by Directors and Officers of the Fund and its Investment Adviser regarding transactions in Fund shares available at the Securities and Exchange Commission’s website. The Fund also has placed many Fund governance documents on the website under the section titled “Corporate Governance”, including the Fund’s Articles, By-laws and committee charters.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s complete Schedules of Investment and Statements of Assets and Liabilities for the first and third quarters of its fiscal year are also available electronically on the Fund’s website at “Portfolio”. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (information regarding which may be obtained by calling 1-800-SEC-0330). Electronic versions of the Fund’s semi-annual and annual reports, Monthly Summary Reports and Proxy Statements are published on the Fund’s website at the section “Investor Reports”. Stockholders will receive printed versions of the Fund’s semi-annual and annual reports. This information is also available on the Fund’s quarterly electronic Form N-Q filings submitted to the SEC. Stockholders who desire to receive public reports and press releases regarding the Fund electronically upon their dissemination by the Fund should contact the Fund’s Investor Relations Office via e-mail (see address below). We hope that the Fund’s web site is a useful resource for information and we will continue working to improve it.

Stockholders may contact the Investment Adviser via telephone, in Mexico City, at (+52 55) 5282-8900. Please ask for Mr. Eduardo Solano, the Fund’s Investor Relations Vice President. Personnel to answer your questions are regularly available from 10:00 am to 3:00 pm and from 5:00 pm to 7:00 pm ET.

The Fund also offers stockholders and the general public the ability to contact the Fund via e-mail with questions or requests for additional information about the Fund. Stockholders may also direct any concerns regarding financial information to this e-mail address. Please direct your e-mail inquiries to:

Investor Relations Office

investor-relations@themexicofund.com

Information on the Fund’s NAV and market price per share is also published weekly in The Wall Street Journal, The New York Times and other newspapers in a table called “Closed-End Funds”. The Fund’s NYSE trading symbol is MXF.

The Fund’s Dividend Reinvestment Plan and Transfer Agent is:

American Stock Transfer & Trust Company

59 Maiden Lane—Plaza Level

New York, NY 10038

(800) 937-5449

Dividend Reinvestment Plan

The Fund’s Dividend Reinvestment Plan (the “Plan”) provides a convenient way to increase your holdings in the Common Stock of the Fund through the reinvestment of net investment income and capital gain distributions. Under the terms of the Plan, Fund shareholders are automatically enrolled as participants in the Plan. If you do not wish to participate in the Plan, please contact the Plan Agent. Upon any termination of participation under the Plan, the Plan Agent will cause a share certificate for the appropriate number of full shares to be delivered to the participant, and a cash adjustment for any fractional shares. At a stockholder’s request, the Plan Agent will sell the participant’s shares and remit any proceeds to the participant, net of brokerage commissions. Stockholders who do not participate in the Plan will receive all distributions in cash.

Under the terms of the Plan, whenever the Fund declares a distribution, Plan participants will receive their distribution entirely in shares of Common Stock purchased either in the open market or from the Fund. If, on the date a distribution becomes payable or such other date as may be specified by the Fund’s Board of Directors (the valuation date), the market price of the Common Stock plus estimated brokerage commissions is equal to or exceeds the NAV per share of Common Stock, the Plan Agent will invest the distribution in newly issued shares of Common Stock, which will be valued at the greater of NAV per share or the current market price on the valuation date. If on the valuation date, the market price of the Common Stock plus estimated brokerage commissions is lower than the NAV per share, the Plan Agent will buy Common Stock in the open market. As a participant in the Plan, you will be charged a pro-rata portion of brokerage commissions on all open market purchases.

If your shares are registered or will be registered in the name of a broker-dealer or any other nominee, you must contact the broker-dealer or other nominee regarding his or her status under the Plan, including whether such broker-dealer or nominee will participate in the Plan on your behalf. Generally, shareholders receiving Common Stock under the Plan will be treated as having received a distribution equal to the amount payable to them in cash as a distribution had the stockholder not participated in the Plan.

If you have any questions concerning the Plan or would like a copy of the Plan brochure, please contact the Plan Agent:

American Stock Transfer & Trust Company

Attention: Dividend Reinvestment Department

59 Maiden Lane—Plaza Level

New York, NY 10038

(800) 937-5449

New York Stock Exchange Certifications

The Fund is listed on the New York Stock Exchange (“NYSE”). As a result, it is subject to certain corporate governance rules and related interpretations issued by the NYSE. Pursuant to those requirements, the Fund must include information in this report regarding certain certifications. The Fund’s President and Treasurer have filed certifications with the SEC regarding the quality of the Fund’s public disclosure. Those certifications were made pursuant to Section 302 of the Sarbanes-Oxley Act (“Section 302 Certifications”). The Section 302 Certifications were filed as exhibits to the Fund’s annual report on Form N-CSR, which included a copy of this annual report along with other information about the Fund. After the Fund’s 2008 annual meeting of stockholders, it filed a certification with the NYSE stating that its President was unaware of any violation of the NYSE’s Corporate Governance listing standards.

Sincerely yours,

José Luis Gómez Pimienta President	Emilio Carrillo Gamboa Chairman of the Board

June 30, 2008

The Mexico Fund, Inc.

Schedule of Investments as of April 30, 2008 (Unaudited)

		Shares Held	Common Stock (95.07%)	Series	Value (Note 1)	Percent of Net Assets
Building Materials	(a)	2,078,600	Grupo Lamosa, S.A.B. de C.V	*	$4,647,900	0.59%
Cement Industry		12,396,149	Cemex, S.A.B. de C.V.	CPO	34,359,372	4.39
		4,194,000	Grupo Cementos de Chihuahua, S.A.B. de C.V.	*	21,346,121	2.73

					55,705,493	7.12
Chemicals and Petrochemicals		6,647,324	Mexichem, S.A.B. de C.V.	*	47,494,891	6.07
Communications		11,888,800	América Móvil, S.A.B. de C.V.	A	35,916,970	4.59
		37,419,966	América Móvil, S.A.B. de C.V.	L	108,491,019	13.88
	(a)	20,594,000	Axtel, S.A.B. de C.V.	CPO	38,015,472	4.86
		4,299,800	Grupo Televisa, S.A.B.	CPO	21,168,624	2.71
	(a)	5,438,600	Maxcom Telecomunicaciones, S.A.B. de C.V.	CPO	8,590,395	1.10
		7,921,800	Teléfonos de México, S.A.B. de C.V.	A	14,299,115	1.83

					226,481,595	28.97
Construction	(a)	1,588,400	Dine, S.A.B. de C.V.	B	1,511,394	0.19
	(a)	7,357,933	Empresas ICA, S.A.B. de C.V.	*	44,464,753	5.69

					45,976,147	5.88
Consumer Products		3,218,580	Kimberly-Clark de México, S.A.B. de C.V.	A	15,236,154	1.95
Financial Groups		7,183,500	Grupo Financiero Banorte, S.A.B. de C.V.	O	31,654,016	4.05
Holding		2,520,800	Alfa, S.A.B. de C.V.	A	17,660,831	2.26
Companies	(a)	16,442,300	Carso Infraestructura y Construcción, S.A.B. de C.V.	B-1	16,067,598	2.05

					33,728,429	4.31
Housing	(a)	1,611,300	Desarrolladora Homex, S.A.B. de C.V.	*	16,004,911	2.05
	(a)	3,903,382	Sare Holding, S.A.B. de C.V.	B	5,385,512	0.69
	(a)	13,101,900	Urbi Desarrollos Urbanos, S.A.B. de C.V.	*	41,900,648	5.36

					63,291,071	8.10
Mining Industry		8,262,153	Grupo México, S.A.B. de C.V.	B	60,274,920	7.71
Retail Firms		9,272,528	Alsea, S.A.B. de C.V.	*	12,202,204	1.56
	(a)	2,739,300	Grupo Famsa, S.A.B. de C.V.	A	8,950,717	1.14
		6,184,200	Organización Soriana, S.A.B. de C.V.	B	19,989,274	2.56
		9,739,593	Wal-Mart de México, S.A.B. de C.V.	V	39,330,922	5.03

					80,473,117	10.29
Service		4,298,348	Grupo Aeroportuario del Centro Norte, S.A.B de C.V	B	11,713,658	1.50
		3,290,400	Grupo Aeroportuario del Pacífico, S.A.B. de C.V.	B	13,428,351	1.72
	(a)	3,198,500	Promotora Ambiental, S.A.B. de C.V.	B	9,282,483	1.19

					34,424,492	4.41
Steel	(a)	4,460,300	Industrias CH, S.A.B. de C.V.	B	20,363,023	2.60
		890,800	Tenaris, S.A.	*	23,610,290	3.02

					43,973,313	5.62
			Total Common Stock (Identified cost — $458,674,887)		$743,361,538	95.07%

Securities	Principal Amount	Short-Term Securities (3.84%)	Value (Note 1)	Percent of Net Assets
Repurchase Agreements	$28,054,727	BBVA Bancomer, S.A., 7.40%, dated 04/30/08, due 05/02/08 repurchase price $28,066,261 collateralized by Bonos del Gobierno Federal. Value of collateral $28,296,162	$ 28,054,727	3.59%
U.S. Government	$1,945,966	U.S. Treasury Bill, 0%, due 05/01/08	1,945,950	0.25
		Total Short-Term Securities (Identified cost — $30,000,677)	$ 30,000,677	3.84%
		Total Investments (Identified cost — $488,675,564)	773,362,215	98.91
		Other Assets in Excess of Liabilities	8,523,643	1.09

		Net Assets Equivalent to $41.04 per share on 19,052,935 shares of capital stock outstanding	$781,885,858	100.00%

(a)	Shares of these securities are currently non-income producing. Equity investments that have not paid dividends within the last twelve months are considered to be non-income producing.

See Notes to Financial Statements.

The Mexico Fund, Inc.

Statement of Assets and Liabilities as of April 30, 2008 (Unaudited)

Assets:
Investments:
Securities, at value:
Common stock (identified cost — $458,674,887)	$743,361,538
Short term securities (identified cost — $30,000,677)	30,000,677

Total investments (identified cost — $488,675,564)		$773,362,215
Cash		612
Receivables from securities sold		9,105,070
Interest receivable		5,767
Prepaid expenses		263,603

Total assets		782,737,267

Liabilities:
Payable to Investment Adviser (Notes 2 and 3)		584,337
Accrued expenses and other liabilities		267,072

Total liabilities		851,409

Net Assets — Equivalent to $41.04 per share on 19,052,935 shares of capital stock outstanding		$781,885,858

Composition of Net Assets:
Common Stock		$19,052,935
Additional paid-in capital		384,397,750
Accumulated net investment loss		(913,690)
Undistributed net realized gain on investments		94,638,666
Unrealized appreciation of investments and translation of assets and liabilities in foreign currency		284,710,197

		$781,885,858

See Notes to Financial Statements.

The Mexico Fund, Inc.

Statement of Operations (Unaudited) For the Six Months Ended April 30, 2008

Net Investment Income (Loss):
Income:
Dividends	$3,389,947
Interest	734,035

Total income		$4,123,982
Expenses:
Investment advisory fee	3,159,267
Administrative services	439,813
Legal fees	302,391
Directors’ fees	132,485
Insurance	94,323
Printing, distribution and mailing of stockholder reports	73,943
Audit and tax fees	72,103
Directors’ and Officers’ expenses	42,782
Stockholders’ information	29,835
Miscellaneous	28,892
Custodian fees	26,787
Stock exchange fees	12,432
Transfer agent and dividend disbursement fees	10,500

Operating expenses		4,425,553

Net investment loss		(301,571)

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized gain (loss) on investments and foreign currency transactions:
Net realized gain on investments	120,641,897
Net realized loss from foreign currency transactions	(611,423)

Net realized gain on investments and foreign currency transactions		120,030,474
Decrease in net unrealized gain on investments and translation of assets and liabilities in foreign currency:
Decrease in net unrealized gain on investments	(189,037,245)
Decrease in net unrealized gain on translation of assets and liabilities in foreign currency	(57,508)

Decrease in net unrealized gain on investments and translation of assets and liabilities in foreign currency		(189,094,753)

Net Decrease in Net Assets Resulting from Operations		$(69,365,850)

See Notes to Financial Statements.

The Mexico Fund, Inc. Statement of Changes in Net Assets	For the Six Months Ended April 30, 2008 (Unaudited)	For the Year Ended October 31, 2007
Increase (Decrease) in Net Assets:
From Operations
Net investment (loss) income	$(301,571)	$10,573,660
Net realized gain on investments and foreign currency transactions	120,030,474	163,916,356
(Decrease) increase in net unrealized gain on investments and translation of assets and liabilities in foreign currency	(189,094,753)	89,371,913

Net (decrease) increase in net assets resulting from operations	(69,365,850)	263,861,929
Dividends to stockholders from net investment income	(12,340,428)	(5,232,662)
Distributions to stockholders from net realized gain on investments	(102,612,390)	(55,442,196)

	(184,318,668)	203,187,071

From Capital Share Transactions:
Net increase in capital stock (Note 5)	33,890,041	208,046,352
Repurchase of stock, at cost (Note 7)	(42,431,336)	(83,459,022)

	(8,541,295)	124,587,330

Total (decrease) increase in net assets	(192,859,963)	327,774,401
Net Assets:
Beginning of period	974,745,821	646,971,420

End of period (including undistributed net investment (loss) income of $(913,690) and $12,339,732, respectively)	$781,885,858	$974,745,821

See Notes to Financial Statements.

The Mexico Fund, Inc. Financial Highlights	For the Six Months Ended April 30, 2008	For the Year Ended October 31,
	(Unaudited)	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net asset value, beginning of period	$51.23	$42.43	$31.65	$21.92	$17.36	$15.46

Net investment (loss) income**	(0.01)	0.54	0.30	0.23	0.03	0.03
Net (loss) gain on investments and translation of foreign currency**	(3.95)	15.45	13.37	10.20	6.72	3.63

Total from investment operations**	(3.96)	15.99	13.67	10.43	6.75	3.66

Less Dividends:
Dividends to stockholders from net investment income	(0.65)	(0.34)	(0.63)	(0.13)	—	(0.45)
Distributions to stockholders from net realized gain on investments	(5.39)	(3.64)	(2.28)	(0.58)	(0.31)	(1.34)

Total dividends and distributions	(6.04)	(3.98)	(2.91)	(0.71)	(0.31)	(1.79)

Capital Share Transactions:
Effect on NAV of stock repurchased	0.01	0.03	0.02	0.01	0.01	0.06
Capital charge resulting from issuance of fund shares	(0.20)	(3.24)	—	—	(1.89)	(0.03)

Total capital share transactions	(0.19)	(3.21)	0.02	0.01	(1.88)	0.03

Net asset value, end of period	$41.04	$51.23	$42.43	$31.65	$21.92	$17.36

Market value per share, end of period	$34.15	$45.20	$36.91	$28.10	$18.65	$15.36

Total investment return based on market value per share***	(10.07)%	37.03%	44.14%	55.64%	27.39%	22.49%
Ratios to Average Net Assets:
Expenses*	1.08%	1.07%	1.20%	1.38%	1.64%	1.92%
Net investment (loss) income*	(0.07)%	1.26%	0.87%	0.84%	0.15%	0.15%
Supplemental Data:
Net assets at end of period (in 000’s)	$781,886	$974,746	$646,971	$534,654	$410,373	$269,762
Portfolio turnover rate	4.95%	35.70%	14.50%	29.24%	26.84%	28.99%

*	Annualized
**	Amounts were computed based on average shares outstanding during the period.
***	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the last business day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the lower of the net asset value or the closing market price on the dividend/distribution day. If the fiscal 2003 distribution were taken in stock, which was issued at $12.08 per share, the total return would have been 20.99% for that year. For fiscal 2004, the total return was calculated assuming a sale of the rights received on September 22, and reinvested in stock at the closing market price of that date . For fiscal, 2007, the total return was calculated assuming a sale of the rights received on March 26, and reinvested in stock at the closing market price of that date. If the distribution corresponding to long-term capital gains in fiscal 2007 were taken in stock, which was issued at $38.95 per share, the total return would have been 37.16%. If the distribution corresponding to long-term capital gains in fiscal 2008 were taken in stock, which was issued at $32.92 per share, the total return would have been (10.58)%.

See Notes to Financial Statements.

The Mexico Fund, Inc.

Notes to Financial Statements — April 30, 2008 (Unaudited)

1.	Operations and Significant Accounting Policies:

The Mexico Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end non-diversified management investment company. The investment objective of the Fund is to seek long term capital appreciation through investment in securities, primarily equity, listed on the Mexican Stock Exchange.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses for the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

Valuation of investments — Investments in which the principal exchange is on the Mexican Stock Exchange are valued at the closing price reported by the Mexican Stock Exchange. The closing price represents the weighted average for the last twenty minutes of operations in any business day. Investments in which the principal exchange is the New York Stock Exchange are valued at the last sale price. Short-term securities with remaining maturities of less than 60 days at the time of purchase are carried at cost, plus accrued interest, which approximates market value. All other securities are valued in accordance with methods determined by the Board of Directors. If the Board of Directors believes that the price of a security obtained under the Fund’s valuation procedures does not represent the amount that the Fund reasonably expects to receive on a current sale of the security, the Fund will value the security based on a method that the Board believes accurately reflects fair value.

Security transactions and investment income — Security transactions are recorded on the date which the transactions are entered into (the trade date). Dividend income is recorded on the ex-dividend date and interest income is recorded as earned.

Foreign Currency — The market value of Mexican securities, currency holdings and other assets and liabilities denominated in Pesos (“Ps.”) was recorded in the financial statements after being translated into U.S. dollars based on the open market exchange rate prevailing in Mexico City at the end of the period. The open market exchange rate at April 30, 2008 was Ps.10.5095 to $1.00.

The identified cost of portfolio holdings is translated at approximate rates prevailing when acquired. Income and expense amounts are translated at approximate rates prevailing when earned or incurred.

The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the year. Accordingly, the net realized and unrealized gain on investments presented in the accompanying financial statements include the effects of both such changes.

Reported net realized foreign exchange gains or losses arise from sales of short-term securities in exchange of cash, payment of services or functional currency denominated assets, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Fund, and the U.S. dollar equivalent of the amount actually received or paid.

Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in common stocks, resulting from changes in the exchange rate.

Repurchase Agreements — The Fund enters into repurchase agreements with approved institutions. The Fund’s repurchase agreements are fully collateralized by Mexican or U.S. Government securities. The Fund takes possession of the collateral and the Fund’s investment adviser monitors the credit standing of repurchase agreement counterparties. It is the Fund’s policy that the fair value of the collateral be at least equal to the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

Realized gains and losses on investments — Realized gains and losses on investments are determined on the identified cost basis.

Taxes — No provision has been made for U.S. income or excise taxes for the six months ended April 30, 2008 on net investment company taxable income or net long-term capital gains as defined by the Internal Revenue Code (the “Code”), since the Fund intends to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of such income to its stockholders.

In July 2006, the Financial Accounting Standards Board issued Interpretation 48, Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement 109 (FIN 48). FIN 48 clarifies the accounting for income taxes prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements. FIN 48 is effective for fiscal years beginning after December 15, 2006. An assessment of the fund’s tax positions has been determined that there is not impact to the fund’s financial statements.

Dividends to stockholders from net investment income are determined based on Federal income tax regulations, whereas the corresponding net investment income as reflected in the accompanying financial statements, is presented in accordance with accounting principles generally accepted in the United States. Net realized gains from security transactions are distributed annually to stockholders.

Dividends to stockholders — Cash dividends are recorded by the Fund on the ex-dividend date. Dividends paid to stockholders may be subject to Mexican withholding taxes.

Risks of Investment in Mexican Securities — Investing in Mexican securities involves certain considerations not typically associated with investing in securities of U.S. issuers, including (1) lesser liquidity and smaller market capitalization of the Mexican securities markets, (2) currency fluctuations, (3) higher rates of inflation and domestic interest rates and (4) less stringent disclosure requirements, less available information regarding Mexican public companies and less active regulatory oversight of Mexican public companies.

The Mexican Stock Exchange is a concentrated market. A large percentage of the value of the Mexican securities market is currently represented by certain industry sectors, in particular, the communications industry. Also, a certain individual has a controlling interest in companies representing over 40% of the market capitalization of the Mexican Stock Exchange. The value of the Mexican Stock Exchange may be subject to greater volatility than markets that are less concentrated. Any factors or events which impact this individual could have negative repercussions for the issuers in which he holds a controlling interest, including certain Fund investments and the Mexican Stock Exchange as a whole.

Recently Issued Accounting Pronouncements — In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards (“SFAS”) 157, Fair Value Measurements, which clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. Adoption of SFAS 157 requires the use of the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. At this time, the Fund is in the process of reviewing the Standard against its current valuation policies to determine future applicability.

2.	Investment Advisory Agreement:

The Fund has a management contract with Impulsora del Fondo México, S.C. (the “Adviser”), a Mexican company registered under the U.S. Investment Advisers Act of 1940. The Adviser furnishes investment research and portfolio management services consistent with the Fund’s stated investment policies. The Fund pays to the Adviser a monthly fee at the annual rate of 1.00% on the first $200 million of average daily net assets, 0.90% on the excess over $200 million up to $400 million and 0.60% on the excess over $400 million.

3.	Administrative Services Agreement:

The Fund has entered into an Administrative Services Agreement with the Adviser, which provides for certain services to be performed by the Adviser, including among other administrative activities, the determination and publication of the net asset value of the Fund, the maintenance of the Fund’s books and records in accordance with applicable U.S. and Mexican Laws and assistance in the preparation and filing of annual reports and tax returns. Prior to March 7, 2007, the Fund paid to the Adviser a monthly fee at the annual rate of 0.11% of average daily net assets, with a minimum amount of $450,000 per year. On March 7, 2007, the Fund’s Board of Directors approved a modification in the fee structure of the contract with the Adviser. Accordingly, starting March 7, 2007, the Fund pays to the Adviser a monthly fee at the annual rate of 0.11% on the first $600 million of average daily net assets, and 0.09% on the excess over $600 million, with a minimum amount of $450,000 per year. Additionally, the Adviser receives a fee of $75,000 per repurchase offer made by the Fund under the program, which is recorded as part of the total expenses of each offer. See Note 7.

4.	Purchases and Sales of Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 2008 were as follows:

Purchases
Common Stock	$40,923,029

Total Purchases	$40,923,029

Proceeds from Investments Sold
Common Stock	$188,666,065

Total Sales	$188,666,065

Included in proceeds from investments sold, is $41,536,348 representing the value of securities disposed of in payment of redemptions in-kind, resulting in realized gains of $21,602,684. Pursuant to a private letter ruling from the Internal Revenue Service, granted to the Fund, these gains are not recognized by the Fund for tax purposes. As a result, net realized gains differ for financial statement and tax purposes. These realized gains have been reclassified from undistributed realized gains on investments to additional paid in capital in the accompanying financial statements.

5.	Capital Stock:

At April 30, 2008, there were 150,000,000 shares of $1.00 par value common stock authorized, of which 19,052,935 shares were outstanding.

The Fund offers a Dividend Reinvestment Plan (“Plan”) to its stockholders. Fund stockholders are automatically enrolled as participants in the Plan unless they notify the Fund’s transfer agent otherwise.

On December 5, 2006, the Board of Directors declared a stock dividend of $54,234,101. This dividend was paid in shares of common stock of the Fund, and in cash by specific election. Some stockholders selected the stock dividend, therefore on January 23, 2007 the Company issued 520,120 shares, which amounted to $20,258,664. The net asset value per share of the Fund’s common stockholders was reduced by approximately $0.18 per share as a result of this issuance.

In connection with a rights offering by the Fund, stockholders of record on March 22, 2007 were issued one transferable right for each share of common stock owned. The rights entitled the holders to purchase one new share for every three rights held at a subscription price equal to 95% of the lower of (i) the average of the last reported sale prices of a share of the Fund’s common stock on the NYSE on the expiration date (April 20, 2007) and the four preceding trading days and (ii) the net asset value per share on the expiration date. On April 30, 2007, the Fund issued 5,021,908 shares of common stock at a weighted average price of $38.872 per share. Rights offering costs of $591,673 ($0.03 per share) and dealer manager commissions of $6,832,412 ($0.34 per share) were charged to paid in capital of common stockholders resulting in net proceeds to the Fund of $187,787,688. The net asset value per share of the Fund’s common stockholders was reduced by approximately $3.06 per share as a result of this issuance, which includes the effect of the dealer manager commissions and rights offering costs.

On December 4, 2007, the Board of Directors declared a stock dividend of $97,876,754. This dividend was paid in shares of common stock of the Fund, and in cash by specific election. Some stockholders selected the stock dividend, therefore on January 22, 2008 the Company issued 1,029,467 shares, which amounted to $33,890,041. The net asset value per share of the Fund’s common stockholders was reduced by approximately $0.20 per share as a result of this issuance.

6.	Distributions to Stockholders:

The tax character of distributions paid during the fiscal year ended October 31, 2007 were as follows:

2007
Distributions paid from:
Ordinary income	$6,441,465
Long term capital gains	54,233,393

Total distributions paid	$60,674,858

As of April 30, 2008, the components of accumulated earnings (deficit) on a tax basis were as follows:

Accumulated capital gains	$94,085,501
Undistributed ordinary loss	(309,538)
Unrealized appreciation	284,659,210

Total accumulated earnings	$378,435,173

At April 30, 2008, the cost of investments for federal income tax purposes was $488,726,544. Gross unrealized appreciation of investments was

$303,599,785 and gross unrealized depreciation of investments was $18,964,115 resulting in net unrealized appreciation on investments of $284,635,670 excluding foreign currency transactions. The difference between book-basis and tax basis unrealized appreciation/(depreciation) is attributable primarily to different book and tax treatment on corporate reorganizations to securities held by the Fund.

7.	Stock Repurchase Program:

On March 6, 2002, the Board of Directors of the Fund announced a policy contemplating “in-kind” repurchase offers at no less than 98% of net asset value for up to 100% of the Fund’s outstanding shares.

The repurchases carried out by the Fund during the six months ended April 30, 2008 and the year ended October 31, 2007 were as follows:

An offer for up to 5% of the Fund’s outstanding shares commenced on December 22, 2006 and expired on January 16, 2007. The amount paid for redeemed shares was 98.75% of the Fund’s net asset value on January 23, 2007 and was paid on January 30, 2007. A total of 4,277,046 shares participated in the offer, of which 762,401 were repurchased by the Fund equivalent to a total repurchase price of $33,383,506 including $213,595 of expenses related to the offer.

An offer for up to 5% of the Fund’s outstanding shares commenced on September 4, 2007 and expired on September 26, 2007. The amount paid for redeemed shares was 99.00% of the Fund’s net asset value on October 3, 2007 and was paid on October 10, 2007. A total of 7,137,465 shares participated in the offer, of which 1,001,378 were repurchased by the Fund equivalent to a total repurchase price of $50,049,402 including $220,211 of expenses related to the offer.

An offer for up to 5% of the Fund’s outstanding shares commenced on March 10, 2008 and expired on April 1, 2008. The amount paid for redeemed shares was 99.00% of the Fund’s net asset value on April 8, 2008 and was paid on April 15 2008. A total of 6,413,949 shares participated in the offer, of which 1,002,785 were repurchased by the Fund equivalent to a total repurchase price of $42,457,451 including $300,825 of expenses related to the offer.

8.	Investments:

Certain members of the Board of Directors of the Fund are also members of Boards of Directors of certain companies held in the Fund’s portfolio.

9.	Commitments and Contingencies:

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties or which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrant.

Not applicable.

Item 6.	Schedule of Investments.

This schedule is included as part of the Semi-Annual Report to Stockholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

As of the date of this filing, there has been no change in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the Registrant’s most recent annual report on Form N-CSR for the period ended October 31, 2007.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES
	(a)	(b)		(c)	(d)
Period from November 1, 2007 to April 30, 2008	Total Number of Shares (or Units) Purchased	Average Price Paid per Share (or Unit)		Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month # 1
November 1, 2007 to November 30, 2007	0	0		0	0
Month # 2
December 1, 2007 to December 31, 2007	0	0		0	0
Month # 3
January 1, 2008 to January 31, 2008	0	0		0	0
Month # 4
February 1, 2008 to February 29, 2008	0	0		0	0
Month # 5
March 1, 2008 to March 31, 2008	0	0		0	0
Month # 6
April 1, 2008 to April 30, 2008	1,002,785	$42.04	(B)	1,002,785	0	(A)

(A)	On March 10, 2008, the Fund offered to repurchase up to 5% of its outstanding shares (total outstanding of 20,055,720) in kind at 99.00% of the Fund’s NAV as of April 8, 2008. The March 2008 Repurchase Offer expired at 5:00 p.m. on April 1, 2008. This Repurchase Offer is part of a fundamental policy of the Fund adopted pursuant to Rule 23c-3 of the Investment Company Act of 1940 to offer to repurchase in kind at least 5% of the Fund’s outstanding shares on an annual basis. For more information, see the Fund’s Annual Report in Item 1.
(B)	NAV $42.46

Repurchase adjustment       $  0.42

Net price                               $42.04

Item 10.	Submission of Matters to a Vote of Security Holders.

There has been no material change to the procedures by which stockholders may recommend nominees to the Fund’s Board of Directors.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported on a timely basis.

(b) At the date of filing of this Form N-CSR, the Registrant’s principal executive officer and principal financial officer are aware of no changes in the Registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)     Not applicable.

(a)(2)     A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2 of the Investment Company Act of 1940, as amended, is filed as Exhibit 99.CERT.

(b)          A certification of the principal executive officer and principal financial officer of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is included as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE MEXICO FUND, INC.

By*	/s/ José Luis Gómez Pimienta
Jośe Luis Gómez Pimienta President and Principal Executive Officer

Date: July 1, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By*	/s/ José Luis Gómez Pimienta
José Luis Gómez Pimienta President and Principal Executive Officer

Date: July 1, 2008

By*	/s/ Alberto Osorio
Alberto Osorio Senior Vice President, Treasurer and Principal Financial Officer

Date: July 1, 2008

* Print the name and title of each signing officer under his or her signature.